SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          SECURITY CAPITAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:
            ___________________________________________________________________

      2)    Aggregate number of securities to which transaction applies:
            ___________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


      4)    Proposed maximum aggregate value of transaction:
            ___________________________________________________________________

      5)    Total fee paid:
            ___________________________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ___________________________________________________________________

      2)    Form, Schedule or Registration Statement No.:
            ___________________________________________________________________

      3)    Filing Party:
            ___________________________________________________________________

      4)    Date Filed:
            ___________________________________________________________________

SECURITY
CAPITAL
CORPORATION
1111 North Loop West
Suite 400
Houston, Texas  77008
Telephone: 713-880-7100

                                          June 2, 1997

Dear Stockholder:

      You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Security Capital Corporation (the "Company"), which will be held in Conference Room 45A, 45th Floor, 101 Park Avenue, New York, New York, on Thursday, July 10, 1997, commencing at 10:00 a.m. (local time). We look forward to greeting as many of our stockholders as are able to be with us.

      At the meeting, you will be asked to consider and vote upon the election of four directors and such other business as may properly come before the meeting and any adjournment thereof.

      We hope you will find it convenient to attend the meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND, TO ASSURE YOUR REPRESENTATION AT THE MEETING AND THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States.

      The Company's Annual Report for the fiscal year ended September 30, 1996 is being mailed to you together with the enclosed proxy materials.

                                          Sincerely,


                                          Brian D. Fitzgerald
                                          Chairman of the Board of Directors


                                          A. George Gebauer
                                          President

                          SECURITY CAPITAL CORPORATION
                         1111 North Loop West, Suite 400
                              Houston, Texas  77008
                                 (713) 880-7100

                                   ----------

                    Notice of Annual Meeting of Stockholders

                                   ----------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Security Capital Corporation (the "Company") will be held in Conference Room 45A, 45th Floor, 101 Park Avenue, New York, New York, on Thursday, July 10, 1997, commencing at 10:00 a.m. (local time), for the following purposes:

      (1) To elect four directors to hold office until the next annual meeting and until their successors are duly elected and qualified; and

      (2) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

      Only holders of record of the Common Stock or the Class A Common Stock of the Company at the close of business on May 27, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.


                                    By Order of the Board of Directors,


                                    A. GEORGE GEBAUER
                                       Secretary

June 2, 1997

================================================================================
                            YOUR VOTE IS IMPORTANT.
                  PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED
              PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.
================================================================================

                                   ----------

                                PROXY STATEMENT

                                   ----------

                         SECURITY CAPITAL CORPORATION
                        1111 North Loop West, Suite 400
                             Houston, Texas  77008
                                (713) 880-7100

      This Proxy Statement is being furnished in connection with the solicitation of Proxies by and on behalf of the Board of Directors of Security Capital Corporation (the "Company") to be used at the Annual Meeting of Stockholders to be held on Thursday, July 10, 1997, and any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. The Company's Annual Report for the fiscal year ended September 30, 1996 accompanies this Proxy Statement. This Proxy Statement and accompanying materials are expected to be first sent or given to stockholders of the Company on June 4, 1997.

      The close of business on May 27, 1997 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record as of that date of shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), and of the Company's Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), are entitled to notice of and to vote at the Annual Meeting. The Common Stock and the Class A Common Stock are sometimes collectively referred to herein as the "Common Equity."

      Each share of the Common Stock or the Class A Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Annual Meeting. On May 27, 1997, there were 380 shares of the Common Stock and 4,059,764 shares of Class A Common Stock, for a total of 4,060,144 shares of the Common Equity, outstanding and entitled to vote.

      Execution of a Proxy by a stockholder will not affect such stockholder's right to attend the Annual Meeting and to vote in person. Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted by advising A. George Gebauer, Secretary of the Company, in writing of such revocation, by executing a later-dated Proxy which is presented to the Company at or prior to the Annual Meeting, or by appearing at the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy. The Board of Directors has retained D.F. King & Co., Inc. to assist in the solicitation of Proxies.

      Assuming a quorum, the four nominees receiving a plurality of the votes cast at the Annual Meeting for the election of directors by holders of record as of the record date of shares of the outstanding Common Equity, voting as a single class, will be elected as directors. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be counted for purposes of determining the presence or absence of a quorum on the election of directors, but will have no other effect.

      Unless specified otherwise, the Proxies will be voted FOR the election of all the nominees to serve as directors of the Company until the next annual meeting and until their successors are duly elected and qualified. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. Management is not aware of any other matters to be presented for action at the Annual Meeting.

      The principal executive offices of the Company are located at 1111 North Loop West, Suite 400, Houston, Texas 77008, and the Company's telephone number there is (713) 880-7100.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

      The following table and the notes thereto set forth information, as of May 27, 1997, with respect to the beneficial ownership of shares of each class of equity securities of the Company by the only persons known to the Company to have beneficial ownership of more than 5% of such class, by each director of the Company, by each executive officer of the Company and by the directors and executive officers of the Company as a group. Except as otherwise indicated, each person is believed to exercise sole voting and dispositive power over the shares reported.

                                                           Amount of Beneficial Ownership
                                                                  as of May 27, 1997
                                ---------------------------------------------------------------------------------------
                                                                                  Percentage
                                                       Class A                        of        Class A
Name and Address                Common    Percentage   Common       Percentage      Common     Preferred     Percentage
of Beneficial Owner             Stock      of Class     Stock        of Class       Equity       Stock        of Class
-------------------             -----      --------     -----        --------       ------       -----        --------
Brian D. Fitzgerald              128         31.7%    2,826,706        69.6%         68.2%       27,978         93.3%
One Pickwick Plaza
Suite 310, Greenwich
CT 06830(1)(2)

FGS, Inc.                        128         31.7%    2,711,177        66.8%         66.8%        4,160         13.9%
1105 North Market St.
Suite 1300, Wilmington,
DE 19894(1)(2)

Capital Partners, Inc.            --           --     2,356,388        58.0%         58.0%          650          2.2%
One Pickwick Plaza
Suite 310, Greenwich,
CT 06830(1)(2)

CP Acquisition,                   --           --     2,356,388        58.0%         58.0%       23,168         77.2%
  L.P. No. 1
1105 North Market St.
Suite 1300, Wilmington,
DE 19894(1)(2)

FGS Partners, L.P.                --           --     2,356,388        58.0%         58.0%           --           --
One Pickwick Plaza
Suite 310, Greenwich,
CT 06830(1)(2)

William T. Bozarth                --           --            --          --            --            --           --

A. George Gebauer(1)(2)           --           --        59,980         1.5%          1.5%          703          2.3%

Thomas J. Gochberg                 1            *         8,709           *             *            --           --

Larry M. Karren                   --           --         2,284(3)        *             *            --           --

All Directors and                129         31.9%    2,897,679(3)     71.4%         71.4%       28,681         95.6%
Executive Officers as
a Group (5 persons)

*  Less than one percent

                          (footnotes on following page)

----------

(1) The following related entities are generally referred to as "Capital Partners": (a) CP Inc., a Connecticut corporation, of which Brian D. Fitzgerald is the sole stockholder and director, and A. George Gebauer is an officer; (b) Fitzgerald and Partners, a Delaware general partnership ("F&P"), of which Messrs. Fitzgerald and Gebauer are partners; (c) Capital Partners I, L.P., a New York limited partnership, of which CP Inc. and F&P are the general partners; and (d) 13 related Delaware limited partnerships, known collectively as "Capital Partners II," as follows: (i) CP Acquisition; (ii) CP Acquisition, L.P. No. 2; (iii) CP Acquisition, L.P. No. 3; (iv) CP Acquisition, L.P. No. 4A; (v) CP Acquisition, L.P. No. 4B; (vi) CP Acquisition, L.P. No. 5A; (vii) CP Acquisition, L.P. No. 5B;
      (viii) CP Acquisition, L.P. No. 6A; (ix) CP Acquisition, L.P. No. 6B; (x) CP Acquisition, L.P. No. 7A; (xi) CP Acquisition, L.P. No. 7B; (xii) CP Acquisition, L.P. No. 8A; and (xiii) CP Acquisition, L.P. No. 8B. CP Inc., FGS, a Delaware corporation, of which Mr. Fitzgerald is the controlling stockholder, president, treasurer and a director, and FGS Partners, L.P., a Connecticut limited partnership, of which CP Inc. is the general partner, are the general partners of the 13 related partnerships.

      Brian D. Fitzgerald owns of record 115,529 shares of the Class A Common Stock. CP Inc. owns of record 650 shares of the Class A Preferred Stock, CP Acquisition owns of record 2,356,388 shares of the Class A Common Stock and 23,168 shares of the Class A Preferred Stock and FGS owns of record 354,789 shares of the Class A Common Stock, 128 shares of the Common Stock and 4,160 shares of the Class A Preferred Stock.

(2) Mr. Fitzgerald may be deemed to own beneficially the 115,529 shares of the Class A Common Stock owned of record by him, the 650 shares of the Class A Preferred Stock owned of record by CP Inc., the 2,356,388 shares of the Class A Common Stock and the 23,168 shares of the Class A Preferred Stock owned of record by CP Acquisition and the 354,789 shares of the Class A Common Stock, the 128 shares of the Common Stock and the 4,160 shares of the Class A Preferred Stock owned of record by FGS. Mr. Fitzgerald has shared authority to vote and dispose of the FGS-owned shares of the Class A Common Stock and the Common Stock and the Class A Preferred Stock and disclaims beneficial ownership of such FGS-owned shares for all other purposes. Mr. Gebauer is also a stockholder, officer and director of FGS and an officer of CP Inc., but he disclaims beneficial ownership of shares of the Class A Common Stock, the Common Stock and the Class A Preferred Stock owned of record by such corporations for any purpose. The ownership noted above excludes the 55,437 shares of the Class A Common Stock and the Common Stock and the 650 shares of the Class A Preferred Stock owned by the Fitzgerald Trust (of which Mr. Fitzgerald's brother and father are sole trustees and Mr. Fitzgerald's minor children are sole beneficiaries), as to which beneficial ownership is disclaimed for all purposes.

(3)   Includes 2,250 shares subject to options exercisable within 60 days.

                             ELECTION OF DIRECTORS

       Four directors are to be elected to hold office until the next annual meeting and until their successors are duly elected and qualified. The names of the four nominees for election as directors for whom votes will be cast pursuant to the Proxies solicited hereby are set forth below. All of the nominees listed below are expected to serve as directors if they are elected. If any nominee should decline or be unable to accept such nomination or to serve as a director (an event which the Board of Directors does not now expect), the Board of Directors reserves the right to nominate another person or to vote to reduce the size of the Board of Directors. In the event another person is nominated, the Proxy holders intend to vote the shares to which the Proxy relates for the election of the person nominated by the Board of Directors.
There is no cumulative voting for directors.

                                 Director  Principal Occupations During the Last
Name                    Age      Since     Five Years; Other Directorships
----                    ---      -----     -------------------------------

William T. Bozarth      56       1988      Vice President and Controller of The
                                           Travelers Inc., a diversified
                                           financial services company, since
                                           November 1991; Senior Vice President
                                           and Chief Financial Officer of Gulf
                                           Insurance Group, a property and
                                           casualty insurance company, since
                                           September 1990; Executive Vice
                                           President of the Company from March
                                           1989 until January 1990; Senior Vice
                                           President of the Company from August
                                           1984 until March 1989; a former
                                           director or officer of various
                                           present and former sub sidiaries or
                                           affiliates of the Company; and, previ
                                           ously, a Partner of Arthur Andersen &
                                           Co., New York, New York, public
                                           accountants.

Brian D. Fitzgerald     52       1990      Chairman of the Board of the Company
                                           since January 1990; President,
                                           Treasurer and a director of FGS since
                                           March 1989; and a partner, general
                                           partner, stockholder, officer and/or
                                           director of various Capital Partners
                                           entities for more than five years.
                                           Mr. Fitzgerald was a director of
                                           Bryant Universal Roofing, Inc.
                                           ("Bryant"), a privately-held Delaware
                                           corporation that on May 17, 1996
                                           filed a petition for bankruptcy under
                                           Chapter 11 of the U.S. Bankruptcy
                                           Code in the United States Bankruptcy
                                           Court for the District of Arizona.
                                           Mr. Fitzgerald is a director of
                                           Storage Dimensions, Inc., a
                                           publicly-traded manufacturer and
                                           seller of high performance data
                                           storage systems.

                                 Director  Principal Occupations During the Last
Name                    Age      Since     Five Years; Other Directorships
----                    ---      -----     -------------------------------

A. George Gebauer       64       1990      President of the Company since
                                           January 1990 and Secretary of the
                                           Company since February 1994; Vice
                                           President, Secretary and a director
                                           of FGS since March 1989; and a
                                           partner, general partner,
                                           stockholder, officer and/or director
                                           of various Capital Partners entities
                                           for more than five years. Mr. Gebauer
                                           was formerly a director and executive
                                           officer of Alpha Modular Systems,
                                           Inc., a privately-held California
                                           corporation which had an involuntary
                                           petition under Chapter 7 of the U.S.
                                           Bankruptcy Code filed against it on
                                           March 18, 1994 by certain of its
                                           creditors in the United States
                                           Bankruptcy Court for the Central
                                           District of California, San
                                           Bernardino division. Mr. Gebauer also
                                           was a director of Bryant, a
                                           privately-held Delaware corporation
                                           that on May 17, 1996 filed a petition
                                           for bankruptcy under Chapter 11 of
                                           the U.S. Bankruptcy Code in United
                                           States Bankruptcy Court for the
                                           District of Arizona. Mr. Gebauer is a
                                           director of Storage Dimensions, Inc.,
                                           a publicly-traded manufacturer and
                                           seller of high performance data
                                           storage systems.

Thomas J. Gochberg      58       1979      President of TJG Holdings, Inc., a
                                           New York corporation which is the
                                           general partner of various real
                                           estate investment entities, since
                                           July 1991; President and Chief
                                           Executive Officer of the Company from
                                           its inception in November 1979 until
                                           January 1990; a former director or
                                           officer of various present and former
                                           subsidiaries or affiliates of the
                                           Company; and a director of Smith
                                           Barney, Inc., New York, New York, an
                                           investment banking holding company,
                                           from February 1979 until March 1984.

          The Board of Directors recommends a vote FOR the election of the four nominees for director.

Meetings and Committees of the Board

      The Board of Directors held two meetings and acted by written consent four times during the fiscal year ended September 30, 1996. Each of the directors attended at least 75% of the aggregate number of meetings of the Board and all committees on which such director served that were held during the fiscal year ended September 30, 1996.

      The Board of Directors has an Audit Committee and a Stock Option Committee. The Audit Committee, which is presently composed of Messrs. Gebauer, Gochberg and Bozarth, selects the independent auditors, consults with such auditors and with management with regard to the adequacy of the Company's internal accounting controls, considers any non-audit functions to be performed by the independent auditors and carries out such activities related to the financial statements of the Company as the Board of Directors shall from time to time request. The Audit Committee acted by written consent once during the fiscal year ended September 30, 1996.

      The Stock Option Committee is composed of Messrs. Fitzgerald and Gebauer and administers the Security Capital Corporation 1982 Incentive Stock Option Plan. The Stock Option Committee did not meet during the fiscal year ended September 30, 1996. The 1982 Incentive Stock Option Plan terminated by its terms on January 25, 1992, and no new options may be granted after that date, although options outstanding on that date may continue to be exercised according to their terms. The Board of Directors does not have a nominating committee, compensation committee or any committee performing similar functions.

                            EXECUTIVE COMPENSATION

    1.  Summary Compensation Table

       The following Summary Compensation Table sets forth certain information about the cash and non-cash compensation earned by or awarded to the chief executive officer of the Company, A. George Gebauer, President and Secretary of the Company, and to the two other executive officers of the Company for services rendered to the Company during the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994. The Company recently changed its fiscal year so that it will now end on December 31 of each year.

                          Summary Compensation Table

                                            Annual Compensation
                                            -------------------
Name and                      Fiscal                                  All Other
Principal Position             Year         Salary        Bonus     Compensation
------------------             ----         ------        -----     ------------

A. George Gebauer, President   1996           (1)          (1)             (1)
  and Secretary                1995           (1)          (1)             (1)
                               1994           (1)          (1)             (1)

Brian D. Fitzgerald,           1996           (1)          (1)             (1)
  Chairman of the Board        1995           (1)          (1)             (1)
                               1994           (1)          (1)             (1)

Larry M. Karren                1996         $121,250      $15,997    $5,237(2)
Vice President and             1995         $110,000      $26,204    $3,938
Treasurer                      1994         $107,500      $ 8,417    $3,081

----------

(1) Messrs. Fitzgerald and Gebauer receive no compensation for their services as officers of the Company. CP Inc., a corporation controlled by Mr. Fitzgerald and for which Mr. Gebauer serves as an officer, is paid a management fee pursuant to the Advisory Services Agreement, dated as of April 27, 1990 and effective as of January 26, 1990 (the "Advisory Agreement"), between the Company and CP Inc. Pursuant to the Advisory Agreement, CP Inc. provides certain advisory services to the Company in the areas of investments, general administration, corporate development, strategic planning, stockholder relations, financial matters and general business policy. The annual fee for such services pursuant to the Advisory Agreement is $325,000 (due in quarterly installments in advance) plus certain out-of-pocket costs (which do not include rent and utilities of CP Inc. and compensation of CP Inc. employees). Such fee is subject to appropriate adjustment should the scope of operations of the Company change, whether from an acquisition or otherwise. For example, when the Company acquired the assets of Possible Dreams, Ltd. and Columbia National Corporation in May 1996, the Advisory Agreement was amended to increase the annual fee from $150,000 to $325,000. During fiscal 1996, CP Inc. was paid a fee of $227,400 and was reimbursed for expenses incurred by it of approximately $12,800. CP Inc. also was paid an investment banking fee of $200,000 in connection with the acquisition by the Company of the assets of Possible Dreams, Ltd. and Columbia National Corporation. In addition, CP Inc. was reimbursed for approximately $105,000 of legal, investment banking and other expenses incurred by it on behalf of the Company in connection with two prospective acquisitions that failed to close. See "Certain Relationships and Related Transactions."

(2) Includes $1,228 of insurance premiums paid by the Company on a term life insurance policy for the benefit of Mr. Karren and approximately $4,009 of Company contributions for the account of Mr. Karren under a Section 401(k) plan.

      2. Option/SAR Grants in Last Fiscal Year

            No Options or SARs were granted to any executive officer of the Company during the fiscal year ended September 30, 1996.

      3. Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Value Table

            No Options or SARs were exercised by any executive officer of the Company during the fiscal year ended September 30, 1996. Set forth below are the number of unexercised options and the value of unexercised, in-the-money options held by executive officers of the Company at September 30, 1996.

                     Option Exercises in Last Fiscal Year
                       and Fiscal Year End Option Values

                                                    Number of Unexercised Options    Value of Unexercised In-the-Money
                 Number of                            Held at Fiscal Year End           Options at Fiscal Year End(1)
                 Shares Acquired       Value       ------------------------------    ---------------------------------
Name             on Exercise         Realized      Exercisable      Unexercisable    Exercisable         Unexercisable
----------       ---------------     --------      -----------      -------------    -----------         -------------

Larry M. Karren         --               --           2,250              --               --                   --

----------

(1) Options are "in-the-money" if the closing market price of the Company's Class A Common Stock on September 30, 1996 exceeded the exercise prices of the options. There were no in-the-money options held by executive officers of the Company at September 30, 1996.

      4. Long-Term Incentive Plan ("LTIP") Awards in Last Fiscal Year

            No LTIP Awards were made to any executive officer of the Company during the fiscal year ended September 30, 1996.

      5. Compensation of Directors

            William T. Bozarth and Thomas J. Gochberg, who are not employees or officers of the Company or affiliated with Capital Partners, receive an annual fee of $5,000 plus reasonable expenses in connection with attendance at meetings of the Board of Directors or any committee thereof, but do not receive any separate fee for attendance at meetings. Messrs. Fitzgerald and Gebauer do not receive any annual fee, or any fees for attendance at meetings.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Advisory Services Agreement; Acquisition Criteria and Procedures

      On April 27, 1990, effective as of January 26, 1990, the Company entered into the Advisory Agreement with CP Inc., an entity controlled by Mr. Fitzgerald and for which Mr. Gebauer serves as an officer. Pursuant to the Advisory Agreement, CP Inc. provides certain advisory services in the areas of investments, general administration, corporate development, strategic planning, stockholder relations, financial matters and general business policy. The annual fee for such services pursuant to the Advisory Agreement was $150,000 (due in quarterly installments in advance) plus certain out-of-pocket costs (which do not include rent and utilities of CP Inc. and compensation of CP Inc. employees) prior to the acquisition of the assets of Possible Dreams, Ltd. and Columbia National Corporation in May 1996. In connection with such acquisition, the Advisory Agreement was amended to increase the annual fee to $325,000. Such fee is subject to appropriate adjustment should the scope of operations of the Company change again, whether from an acquisition or otherwise. In this regard, CP Inc. would likely be paid an annual fee for ongoing advisory services following an acquisition of no more than 4% to 5% of the acquired company's annual operating profit. Pursuant to the Advisory Agreement and otherwise, no compensation is paid to the current Chairman of the Board (Mr. Fitzgerald), President and Secretary (Mr. Gebauer) and Assistant Secretary (Grace Santacqua) in their respective capacities as such. During fiscal 1996, CP Inc. was paid $227,400 in fees and reimbursed for expenses incurred by it of approximately $12,800. In addition, CP Inc. was reimbursed for approximately $105,000 of legal, investment banking and other expenses incurred by it on behalf of the Company in connection with two prospective acquisitions that failed to close.

      The initial term of the Advisory Agreement was for one year commencing on January 26, 1990; thereafter, the agreement will be automatically extended for additional one-year periods unless either party gives 30 days' written notice to the other of its intention to terminate. The Advisory Agreement was automatically renewed for a one-year period commencing January 26, 1997.

      The Advisory Agreement confirms that, from time to time, CP Inc. may present acquisition opportunities to the Company that it believes may be appropriate for the Company, but that CP Inc. is under no obligation to present any or all acquisition candidates of which it is aware to the Company except for insurance agency businesses. If the Company or any of its subsidiaries completes any acquisition which was presented by CP Inc., the Company is obligated to pay CP Inc. an investment banking fee at the usual and customary rate for transactions of such size and complexity. This fee is likely to be in the range of 1% to 1-1/2% of the aggregate purchase price for the acquisition. For example, CP Inc. was paid an investment banking fee of $200,000 in connection with the acquisition by the Company of the assets of Possible Dreams, Ltd. and Columbia National Corporation.

      While enterprises proposed for acquisition may be in any line of business, to date the acquisitions in which CP Inc. and its affiliates have participated have been primarily in the manufacturing, distribution and service fields. Consistent with the investment strategies and principles utilized by CP Inc., the Company currently intends in general to focus upon, as potential targets, established companies of medium size with histories of earnings and cash flow stability, favorable earnings growth prospects, good management and strong competitive positions. It is currently the Company's plan that acquisitions will be undertaken directly or by one or more subsidiaries of the Company, with financing achieved through equity contributed by the Company and debt and subordinated debt raised at the subsidiary or parent level. It may be necessary to issue preferred stock, common equity or warrants or options to purchase common equity of the Company or of the acquired entity to one or more lenders in order to obtain the financing. In some instances, it may be possible to obtain financing from the sellers of the acquired entity in the form of subordinated notes or earn-outs. Such sellers may also receive shares of common equity or warrants or options to purchase the same of the Company or the acquired entity. Typically, certain members of management of the acquired entity will be granted incentives (usually equity-based) to remain with the acquired entity following the acquisition. The companies targeted usually will have annual operating profits of $3,000,000 to $10,000,000. Consequently, purchase prices should range from approximately $10,000,000 to $75,000,000. Under such acquisition strategy, significant uncertainties involving product life cycles, volatile market demand, organization changes and other major turnaround aspects will generally disqualify a prospect. The acquisition criteria set forth above are only guidelines and may change from time to time in response to market conditions, the Company's financial condition and results of operations and other factors.

      In connection with its acquisition activities on behalf of the Company, other portfolio companies and for its own account, CP Inc. maintains ongoing relationships with hundreds of merger and acquisition intermediary firms, ranging from large investment banks and accounting firms to small business brokerages. In a typical year, CP Inc. receives over 1,000 leads on companies which are or might be for sale. Of these, perhaps 100 are sufficiently close to the Company's acquisition criteria set forth above to merit further consideration.

      CP Inc. may decide at some future date to present one of its portfolio companies to the Company for possible acquisition. Any such acquisition would be submitted to the Company's independent directors for their approval.

                             INDEPENDENT AUDITORS

      Upon the recommendation of the Audit Committee, the Board of Directors selected Deloitte & Touche as independent auditors of the Company for the fiscal year ending December 31, 1997. One or more representatives of Deloitte & Touche, which has served as the Company's independent auditors since October 22, 1990, are expected to be available by telephone at the Annual Meeting to respond to appropriate questions. They will have an opportunity to make a statement if they so desire.

      In addition to performing customary audit services, Deloitte & Touche will assist the Company with the preparation of its Federal and state income tax returns, for which it will charge the Company its customary billing rates. Material non-audit services will be approved by the Audit Committee prior to the rendering of such services after due consideration of the effect of the performance thereof on the independence of the auditors.

                           EXPENSES OF SOLICITATION

      The total cost of the Proxy solicitation will be borne by the Company. In addition to the mails, Proxies may be solicited by directors and officers of the Company by personal interviews, telephone and telegraph. The Company has retained D.F. King & Co., Inc., New York, New York, to assist in the solicitation of Proxies for a fee estimated to be $1,500 plus reimbursement of out-of-pocket expenses. It is anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will forward soliciting material to the beneficial owners of shares of Common Equity entitled to vote at the Annual

Meeting and that such persons will be reimbursed for their out-of-pocket expenses incurred in this connection.

                             STOCKHOLDER PROPOSALS

      Stockholders are hereby notified that, if they intend to submit proposals for inclusion in the Company's Proxy Statement and Proxy for its 1998 Annual Meeting of Stockholders, such proposals must be received by the Company no later than December 4, 1997 and must otherwise be in compliance with applicable Securities and Exchange Commission regulations.

                                 MISCELLANEOUS

      The Board of Directors knows of no other business to be presented at the Annual Meeting. If, however, other matters properly do come before the Annual Meeting, it is intended that the Proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons holding such Proxies.

      STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.


                                    By Order of the Board of Directors,


                                    A. GEORGE GEBAUER
                                       Secretary

Houston, Texas
June 2, 1997

                         SECURITY CAPITAL CORPORATION

                Annual Meeting of Stockholders - July 10, 1997

      The undersigned hereby appoints Brian D. Fitzgerald and A. George Gebauer, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock (par value $.01) and Class A Common Stock (par value $.01) of Security Capital Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held in Conference Room 45A, 45th Floor, 101 Park Avenue, New York, New York on Thursday, July 10, 1997, commencing at 10:00 a.m. (local time), and at any adjournment thereof.

      WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                 (Continued and to be signed on reverse side)

Please mark box |_| or |X| in blue or black ink.

1.    Election of Directors: FOR all nominees listed below |_|

                             WITHHOLD AUTHORITY to vote |_|       EXCEPTIONS |_|
                             for all nominees listed below

      Nominees: WILLIAM T. BOZARTH, BRIAN D. FITZGERALD, A. GEORGE GEBAUER, THOMAS J. GOCHBERG (Instructions: To withhold authority to vote for any nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

                                     Please sign exactly as your name appears on the left. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                                     PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE
                                     ANNUAL MEETING |_|

                                     Dated: _____________________________, 1997


                                     ___________________________________________
                                                     Signature


                                     ___________________________________________
                                                     Signature

Please sign, date and return the proxy card using the enclosed envelope.